Stockholders' Equity	12 Months Ended
Dec. 31, 2013
Stockholders' Equity

Note 14 – Stockholders’ Equity

Preferred Stock. The Corporation is authorized to issue 10.0 million shares of preferred stock without par value. The Corporation’s board of directors (Board) is authorized to fix the particular preferences, rights, qualifications and restrictions for each series of preferred stock issued. There was no preferred stock outstanding at December 31, 2013 or 2012.

Common Stock. The Corporation’s current common stock repurchase authorization was approved by the Board in April of 2013. The stock repurchase authorization remaining after December 31, 2013 is 7.9 million shares. The repurchased shares would be used for general purposes of the Corporation, including management of the Corporation’s capital level and the issuance of shares under stock option and other incentive plans of the Corporation.

Under the Corporation’s capital plan submitted in January 2013, which was reviewed without objection by the Federal Reserve in March 2013, the Corporation may repurchase up to $164.5 million of common stock after December 31, 2013 through March 2014. In January 2014, the Corporation submitted its most recent capital plan to the Federal Reserve Board.

The average price paid per share for common stock repurchased in 2013, 2012, and 2011 was $55.90, $46.32, and $49.63, respectively.

An analysis of changes in the number of shares of common stock outstanding follows:

	2013	2012	2011
Balance at January 1	238,914,988	241,008,509	242,268,903
Incentive Plan and Awards	863,958	449,463	189,793
Stock Options Exercised	3,088,490	973,270	149,385
Treasury Stock Purchased	(5,545,401)	(3,516,254)	(1,599,572)

Balance at December 31	237,322,035	238,914,988	241,008,509